EXECUTION VERSION

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
dated as of February 14, 2013,
among
FREEPORT-MCMORAN COPPER & GOLD INC.,
PT FREEPORT INDONESIA,
FREEPORT-MCMORAN OIL & GAS LLC,
The Lenders Party Hereto,
The Issuing Banks Party Hereto,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and the Swingline Lender,
BANK OF AMERICA, N.A.,
as Syndication Agent,
and
BNP PARIBAS,
CITIBANK, N.A.,
HSBC BANK USA, NATIONAL ASSOCIATION,
MIZUHO BANK, LTD.,
SUMITOMO MITSUI BANKING CORPORATION,
THE BANK OF NOVA SCOTIA and
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Co-Documentation Agents,
_____________________________________________________________
J.P. MORGAN SECURITIES LLC,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
BNP PARIBAS SECURITIES CORP.,
CITIGROUP GLOBAL MARKETS INC.,
HSBC SECURITIES (USA) INC.,
MIZUHO BANK, LTD.,
SUMITOMO MITSUI BANKING CORPORATION,
THE BANK OF NOVA SCOTIA and
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as Joint Lead Arrangers and Joint Bookrunners,
_____________________________________________________________
BANK OF MONTREAL, CHICAGO BRANCH,
CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK AGENCY,
COMPASS BANK,
ROYAL BANK OF CANADA,
THE TORONTO-DOMINION BANK,
STANDARD CHARTERED BANK,
U.S. BANK NATIONAL ASSOCIATION and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Senior Managing Agents

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FIRST AMENDMENT dated as of May 30, 2014 (this “Amendment”) to the Revolving Credit Agreement dated as of February 14, 2013 (the “Credit Agreement”) among FREEPORT-MCMORAN COPPER & GOLD INC. (“FCX”), PT FREEPORT INDONESIA (“PTFI”) and FREEPORT-MCMORAN OIL & GAS LLC (together with FCX and PTFI, the “Borrowers”), the Lenders from time to time party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement, as amended hereby.
WHEREAS, the Borrowers have requested that the Credit Agreement be amended (a) in accordance with Section 2.20 of the Credit Agreement, to establish Incremental Revolving Commitments in an aggregate principal amount such that, after giving effect to the termination of the 2018 Revolving Commitments as described below, the aggregate principal amount of Revolving Commitments shall be $4,000,000,000, (b) to effect an extension of the Maturity Date (the “Extension”) from May 31, 2018 (the “Existing Maturity Date”) to May 31, 2019 (the “Extended Maturity Date”) with respect to the Revolving Commitments and related Revolving Loans of Lenders consenting to such extension (“Consenting Lenders”) and (c) to effect certain modifications to the provisions of the Credit Agreement, in each case as set forth herein.
WHEREAS, each Person party hereto whose name is set forth on Schedule 2.01B hereto under the heading “Incremental Revolving Lenders” (each such Person, an “Incremental Revolving Lender”) has agreed (i) to provide Incremental Revolving Commitments to the Borrowers in the amount set forth opposite its name on such Schedule (such commitments, the “Incremental Revolving Commitments”), (ii) to make Revolving Loans to the Borrowers and to participate in Swingline Loans and Letters of Credit from time to time during the Revolving Availability Period in accordance with the terms and subject to the conditions of the Credit Agreement and (iii) to become Consenting Lenders with respect to the Extension, in respect of their Incremental Revolving Commitments and, in the case of Incremental Revolving Lenders that are existing Lenders, in respect of their existing Revolving Commitments.
WHEREAS, this Amendment is, with respect to the Incremental Revolving Commitments, an Incremental Facility Agreement entered into pursuant to Section 2.20(c) of the Credit Agreement.
WHEREAS, the Consenting Lenders and the Incremental Revolving Lenders, constituting the Required Lenders under the Credit Agreement, the Administrative Agent, the Swingline Lender and each Principal Issuing Bank are willing to so amend the Credit Agreement on the terms and subject to the conditions hereof.

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WHEREAS, the 2018 Revolving Commitments shall be terminated immediately after the effectiveness of this Amendment on the Amendment Effective Date.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Incremental Revolving Commitments. (a) Schedule 2.01B hereto sets forth the Incremental Revolving Commitment of each Incremental Revolving Lender as of the Amendment Effective Date. The Incremental Revolving Commitment of each Incremental Revolving Lender shall be several and not joint. The Incremental Revolving Commitments will become effective on the Amendment Effective Date immediately prior to the effectiveness of the Extension and the amendments to the Credit Agreement provided for in Section 2 and Section 3 hereof.
(b) The provisions of Section 2.20 of the Credit Agreement will apply to the Incremental Revolving Commitments. Accordingly, except as otherwise provided herein with respect to the Extension (to which each Incremental Lender agrees, as set forth in the recitals hereto) and the fees payable hereunder on the Amendment Effective Date to Incremental Lenders in respect of their Incremental Revolving Commitments, the Incremental Revolving Commitments and the Revolving Loans and other extensions of credit made thereunder shall have the terms applicable to the Revolving Commitments in effect prior to the Amendment Effective Date and the Revolving Loans and other extensions of credit made thereunder, respectively (including the Applicable Rate). Accordingly, prior to the Maturity Date for the 2018 Revolving Commitments (as defined below) or the earlier termination of the 2018 Revolving Commitments, the Incremental Revolving Commitments and the Revolving Loans made pursuant thereto will for all purposes of the Credit Agreement be deemed to be the same class as the 2018 Revolving Commitments and Revolving Loans made pursuant thereto. On the Amendment Effective Date, the existing Revolving Lenders and the Incremental Revolving Lenders shall effect the assignments and purchases contemplated by Section 2.20(e) in order that, after giving effect to all such assignments and purchases and other transactions contemplated hereby, such Revolving Loans and any funded participations in Letters of Credit will be held by all the Revolving Lenders (including the Incremental Revolving Lenders) ratably in accordance with their Applicable Percentages after giving effect to the effectiveness of the Incremental Revolving Commitments.
(c) The fees payable pursuant to Section 2.11(a) and (b) of the Credit Agreement for the account of the Lenders shall be calculated so as to take into account the increase in the Revolving Commitments, the addition of the Incremental Revolving Lenders, any prepayments or refinancing of outstanding Loans and the reallocation of participations in any outstanding Letters of Credit, in each case on the Amendment Effective Date.
(d) Each Incremental Revolving Lender, by delivering its signature page to this Amendment, shall be deemed to have acknowledged receipt of, and consented to

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and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or any Lenders prior to the Amendment Effective Date.
(e) Each of the Administrative Agent, each Principal Issuing Bank and the Swingline Lender hereby consents to this Amendment and confirms that each Incremental Revolving Lender and each Replacement Lender (as defined below) not already a Lender under the Credit Agreement is acceptable to it.
SECTION 2.    Extension of Maturity Date. (a) Each Incremental Revolving Lender and each other Lender (including each Replacement Lender) that is party to this Amendment (each, an “Extending Lender”), agrees that the maturity date of its applicable Revolving Commitments (including all the Incremental Revolving Commitments of each Incremental Revolving Lender and all the Assigned Commitments (as defined below) of any Replacement Lender) and of any applicable Revolving Loans held by it (including, in the case of each Replacement Lender, any Revolving Loans acquired pursuant to assignment as contemplated by Section 2(c) hereof and, in the case of any Incremental Revolving Lender, any Revolving Loans acquired by assignment as contemplated by Section 1(b) hereof) shall be extended to the Extended Maturity Date.
(b) The Existing Maturity Date shall remain applicable to the Revolving Commitments and the Revolving Loans made pursuant thereto of any existing Lender that is not an Extending Lender (each, a “Declining Lender”) and that is not replaced by a Replacement Lender as contemplated by Section 2(c) hereof.
(c) In accordance with the provisions of Section 2.18(b) of the Credit Agreement, FCX may, at its option, require any Declining Lender to assign all, or less than all, its Revolving Commitment (each, an “Assigned Commitment”) and Revolving Loans, if any, to one or more assignees, including any existing Lender or Incremental Revolving Lender, that agrees to accept such assignment, and that will become party hereto and agree to the Extension in respect of such Revolving Commitment and Revolving Loans, if any, assigned to it (each, a “Replacement Lender”). Any such assignments to Replacement Lenders shall become effective on or before the Amendment Effective Date and may be evidenced by this Amendment and Schedule 2.01 hereto.
SECTION 3.    Amendment of the Credit Agreement. Effective as of the Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a) The following definitions are added in the appropriate alphabetical order to Section 1.01 of the Credit Agreement:
“2018 Revolving Commitment” means a Revolving Commitment that became effective on the Effective Date having a Maturity Date of May 31, 2018 that was not extended pursuant to the First Amendment or Section 2.09(f).
“2018 Revolving Lender” means, at any time, a Revolving Lender that has a 2018 Revolving Commitment at such time.

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“2019 Revolving Commitment” means a Revolving Commitment that, pursuant to the First Amendment or Section 2.09(f), has a Maturity Date of May 31, 2019.
“2019 Revolving Lender” means, at any time, a Revolving Lender that has a 2019 Revolving Commitment at such time.
“Anti-Corruption Laws” means the United States Foreign Corrupt Practices Act of 1977, as amended, and the United Kingdom Bribery Act of 2010, as amended.
“First Amendment” means the First Amendment, dated as of May 30, 2014, to this Credit Agreement.
“Impacted Interest Period” has the meaning set forth in the definition of “LIBO Rate”.
“Interpolated Rate” means, at any time, the rate per annum determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the Screen Rate for the longest period (for which the Screen Rate is available) that is shorter than the Impacted Interest Period and (b) the Screen Rate for the shortest period (for which the Screen Rate is available) that exceed the Impacted Interest Period, in each case, at such time.
“Sanctioned Country” means, at any time, a country or territory which is the subject or target of any Sanctions.
“Sanctioned Person” means, at any time, (a) any Person that is named as a “specially designated national and blocked person” on the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list or (b) any Person located, organized or resident in a Sanctioned Country.
“Sanctions” means comprehensive economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by (a) OFAC or the U.S. Department of State, or (b) the United Nations Security Council, the European Union or Her Majesty’s Treasury of the United Kingdom.
“Screen Rate” has the meaning set forth in the definition of “LIBO Rate”.
(b) Section 1.01 of the Credit Agreement is further amended by deleting the definition of the term “FCPA” and by revising the following defined terms to read in their entirety as set forth below:
“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the London interbank offered rate as administered by ICE Benchmark Administration (or any other Person that takes over the administration

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of such rate) for Dollars for a period equal in length to such Interest Period as displayed on page LIBOR01 of the Reuters screen that displays such rate (or, in the event such rate does not appear on such Reuters page or screen, on any successor or substitute page on such screen that displays such rate, or on the appropriate page of such other information services that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion (provided, that the Administrative Agent shall have generally selected such page for similarly situated borrowers)) (in each case the “Screen Rate”) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period; provided that if the Screen Rate shall not be available at such time for such Interest Period (an “Impacted Interest Period”) then the LIBO Rate shall be the Interpolated Rate.
“Loan Documents” means this Agreement, the Incremental Facility Agreements, any Guaranty Agreements and the First Amendment.
“Maturity Date” means (i) with respect to the 2018 Revolving Commitments, May 31, 2018, and (ii) with respect to the 2019 Revolving Commitments, May 31, 2019. As used in the definition of “Disqualified Stock” in Section 1.01, Section 2.02(d), Section 2.06, Section 2.10 and clause (o) of Article VII hereof, unless the context otherwise requires, the term “Maturity Date” refers to the Maturity Date for the 2019 Revolving Commitments.
“Revolving Availability Period” means the period from and including the Closing Date to but excluding the earlier of the Maturity Date for the 2019 Revolving Commitments and the date of termination of all the Revolving Commitments.
(c) Schedule 2.01 to the Credit Agreement is replaced by Schedule 2.01 hereto, separately reflecting the 2018 Revolving Lenders and the amounts of their individual 2018 Revolving Commitments and the 2019 Revolving Lenders and the amounts of their individual 2019 Revolving Commitments.
(d) Section 2.08 of the Credit Agreement is amended by revising paragraph (a) to read in its entirety as set forth below:
“(a) Except as otherwise expressly provided herein, unless previously terminated, the 2018 Revolving Commitments shall terminate on the Maturity Date for the 2018 Revolving Commitments, and the 2019 Revolving Commitments shall terminate on the Maturity Date for the 2019 Revolving Commitments”
(e) Section 2.08 of the Credit Agreement is amended (i) by replacing the reference to “the Revolving Commitments or Swingline Commitments” in paragraph (b) with “the 2018 Revolving Commitments, the 2019 Revolving Commitments or the Swingline Commitments” and (ii) modifying the last sentence thereof to read in its entirety as follows: “Each reduction of the 2018 Revolving Commitments or the 2019

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Revolving Commitments shall be made ratably among the Lenders in accordance with the amounts of their individual 2018 Revolving Commitments or 2019 Revolving Commitments, respectively.”
(f) Section 2.09 of the Credit Agreement is amended by (i) adding the word “applicable” immediately prior to the reference to “Maturity Date” in clause (i) of paragraph (a) thereof and (ii) replacing the reference to “Maturity Date” with a reference to “Maturity Date for the 2019 Revolving Commitments” in clause (ii) of paragraph (a) thereof.
(g) Section 2.10 of the Credit Agreement is amended by revising paragraph (b) to read in its entirety as set forth below and by adding a new paragraph (f) thereto to read as set forth below:
“(b)  In the event and on each occasion on or prior to the Maturity Date for the 2019 Revolving Commitments that the sum of the Revolving Exposures exceeds the total Revolving Commitments, including as a result of the occurrence of the Maturity Date for the 2018 Revolving Commitments, the Borrowers shall prepay Revolving Borrowings in an aggregate amount equal to such excess on the date such excess occurs; provided that if no Revolving Borrowings are outstanding and the LC Exposure exceeds the total Revolving Commitments, the Borrowers shall provide cash collateral in an aggregate amount equal to such excess in accordance with Section 2.06(j).”
“(f) Unless earlier terminated, on the Maturity Date for the 2018 Revolving Commitments, the 2018 Revolving Commitments will terminate, and the 2018 Revolving Lenders will have no further obligation to make Revolving Loans to the Borrowers, or to acquire participations in Swingline Loans or Letters of Credit made or issued after such Maturity Date; provided that the foregoing will not release any 2018 Revolving Lender from any such obligation to make Revolving Loans to the Borrowers, acquire or fund participations in Swingline Loans or acquire or fund participations in Letters of Credit, in each case that was required to be performed on or prior to the Maturity Date for the 2018 Revolving Commitments. On the Maturity Date for the 2018 Revolving Commitments, each 2019 Revolving Lender will acquire and fund, in accordance with Sections 2.05 and 2.06, participations in Swingline Loans and Letters of Credit outstanding on the Maturity Date for the 2018 Revolving Commitments, and will acquire and fund, in accordance with Sections 2.05 and 2.06, participations in Swingline Loans made and Letters of Credit issued after such Maturity Date, in each case in an amount equal to such Lender’s Applicable Percentage of such Swingline Loan or Letter of Credit, as the case may be, regardless of whether any Default or Event of Default existed on such Maturity Date; provided that the Revolving Exposure of each 2019 Revolving Lender does not exceed such Lender’s Revolving Commitment.”

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(h) Section 2.20(a) of the Credit Agreement shall be amended by inserting the text “(other than those established pursuant to the First Amendment)” immediately following the text “established hereunder” in the first sentence thereof.
(i) Section 2.20(c) of the Credit Agreement is amended by replacing clauses (i) and (ii) of the proviso thereto in their entirety with the following:
“(i) no Default shall have occurred and be continuing at the time of, and immediately after giving effect to, the effectiveness of such Incremental Revolving Commitments, (ii) on the date of effectiveness thereof, the representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects on and as of the date of such effectiveness, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date,”
(j) Article III of the Credit Agreement is amended by deleting Sections 3.17 and 3.18 in their entirety and replacing them with the following:
“SECTION 3.17. Sanctions. None of (a) the Borrowers, any Subsidiary or, to the knowledge of any Borrower or such Subsidiary, any of their respective directors, officers or employees, or (b) to the knowledge of any Borrower, any agent of any Borrower or any Subsidiary that will act in any capacity in connection with or benefit from the credit facility established hereby, is a Sanctioned Person.”
(k) Article VI of the Credit Agreement is amended by adding a new Section 6.08 to read as follows:
“SECTION 6.08. Anti-Corruption Laws and Sanctions – Use of Proceeds. No proceeds of any Borrowing or Letter of Credit shall be used (A) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws, or (B) for the purpose of funding, financing or facilitating any activities, business or transaction of or with any Sanctioned Person, or in any Sanctioned Country.”
(l) Section 9.04(b)(iv) of the Credit Agreement is amended by inserting the text “(as to its own interest)” immediately following the text “available for inspection by the Borrowers, any Agent, any Issuing Bank and” appearing therein.
(m) Section 9.04(d) of the Credit Agreement is amended by inserting the text “, the Swingline Lender, each Principal Issuing Bank” immediately following the text “without the consent of the Borrowers” appearing therein.
(n) Section 9.14 of the Credit Agreement is amended by replacing the text “it is required to obtain” with the text “it may be required to obtain”.

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(o) Section 9.16(c) of the Credit Agreement is amended by adding the following to the end thereof: “; provided that if PTFI shall cease to be domesticated under the laws of Delaware as a corporation and shall become solely a limited liability company organized under the laws of the Republic of Indonesia, PTFI shall designate, appoint and empower FCX as its process agent to receive for and on its behalf service of process in any legal action or proceeding arising out of or relating to this Agreement”.
Except as set forth above, all schedules and exhibits to the Credit Agreement, in the forms thereof immediately prior to the Amendment Effective Date, will continue to be schedules and exhibits to the Credit Agreement as amended hereby.
SECTION 4.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrowers represents and warrants to the Administrative Agent and the Lenders (including the Incremental Revolving Lenders and the Replacement Lenders) that:
(a) (x) the execution, delivery and performance by such Borrower of this Amendment and the performance by such Borrower of the Credit Agreement, as amended by this Amendment, are within such Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, stockholder action and (y) this Amendment has been duly executed and delivered by such Borrower and, upon the Amendment Effective Date, the Credit Agreement, as amended hereby, will constitute a legal, valid and binding obligation of such Borrower enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally, concepts of reasonableness and general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b) the representations and warranties of each Loan Party set forth in the Loan Documents are true and correct in all material respects and as of the Amendment Effective Date, except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct on and as of such earlier date; and
(c) no Default has occurred and is continuing on the Amendment Effective Date before or after giving effect to any Loans made on such date.
SECTION 5.    Effectiveness. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions has been satisfied:
(a) The Administrative Agent shall have executed this Amendment (and its Indonesian language version) and shall have received counterparts hereof duly executed and delivered by each Borrower, Lenders constituting the Required Lenders (determined after giving effect to the Incremental Revolving Commitments), each Extending Lender (including each Replacement Lender), the Swingline Lender, each Issuing Bank and the Administrative Agent.

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(b) After giving effect to the Incremental Revolving Commitments and the making of Loans and other extensions of credit thereunder to be made on the Amendment Effective Date and assuming that all Incremental Revolving Commitments are fully drawn, the Borrowers shall be in pro forma compliance with the financial covenants set forth in Sections 6.06 and 6.07 of the Credit Agreement.
(c) If there are any Replacement Lenders, all Assigned Commitments of Declining Lenders assigned to such Replacement Lenders shall have been consummated in accordance with the provisions of Section 2.18(b) of the Credit Agreement on or prior to the Amendment Effective Date.
(d) The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent, the Lenders (including the Incremental Revolving Lenders and any Replacement Lenders) and the Issuing Banks and dated the Amendment Effective Date) of each of (i) Davis Polk & Wardwell LLP, New York counsel for the Borrowers, (ii) Jones Walker, L.L.P., U.S. counsel for the Borrowers, and (iii) Indonesian counsel for the Borrowers, in each case in form and substance reasonably satisfactory to the Administrative Agent.
(e) The Administrative Agent shall have received such board resolutions, secretary’s certificates, officer’s certificates and other documents as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of the transactions contemplated hereby and any other legal matters relating to the Loan Parties, the Loan Documents or the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.
(f) The conditions set forth in clauses 2.20(c)(i), 2.20(c)(ii), 4.03(a) and 4.03(b) of the Credit Agreement, as amended hereby, shall be satisfied on and as of the Amendment Effective Date, and the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of FCX, (i) confirming compliance with such conditions and the condition set forth in Section 5(b) hereof and (ii) setting forth reasonably detailed calculations demonstrating compliance with Section 5(b) hereof.
(g) The Administrative Agent shall have received payment from the Borrowers of fees for the account of each Lender with Incremental Revolving Commitments or Assigned Commitments and of each Extending Lender in the amounts previously agreed to by FCX and the Administrative Agent and communicated to the Lenders.
(h) The Replacement Lenders shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act to the extent requested at least five days prior to the Amendment Effective Date.

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The Administrative Agent shall notify the Borrowers and the Lenders of the Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Amendment shall not become effective unless each of the conditions set forth or referred to in this Section 5 has been satisfied at or prior to 5:00 p.m., New York City time, on June 16, 2014 (it being understood that any such failure of this Amendment to become effective will not affect any rights or obligations of any Person under the Credit Agreement).
SECTION 6.    Expenses. Each Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent, in each case to the extent provided in Section 9.03(a) of the Credit Agreement.
SECTION 7.    Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.
(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. Insofar as it provides for the Incremental Revolving Commitments, this Amendment shall constitute an Incremental Facility Agreement contemplated by Section 2.20(c) of the Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
(c) The Borrowers agree that they will not treat this Amendment as a significant modification within the meaning of Section 1.1001-3 of the United States Treasury Regulations.
SECTION 8.    Termination of Commitments. Immediately after the effectiveness of this Amendment on the Amendment Effective Date, and without any further action of any party hereto, the aggregate amount of the 2018 Revolving Commitments of the 2018 Revolving Lenders in effect immediately after giving effect to this Amendment on the Amendment Effective Date will be reduced to $0 (the “Revolving Commitment Reduction”). Schedule 2.01 attached hereto reflects such Revolving Commitment Reduction and the other transactions contemplated hereby. The

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parties hereto hereby agree that the provisions of Section 2.08 of the Credit Agreement requiring notice and whole multiple reduction amounts with respect to commitment reductions are hereby waived with respect to the Revolving Commitment Reduction.
SECTION 9.    Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 10.    Counterparts; Integration; Effectiveness. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 11.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

FREEPORT-MCMORAN COPPER & GOLD INC.,
by
/s/ Kathleen L. Quirk
Name: Kathleen L. Quirk
Title: Executive Vice President and Treasurer

PT FREEPORT INDONESIA,
by
/s/ Robert R. Boyce
Name: Robert R. Boyce
Title: Treasurer

FREEPORT MCMORAN OIL & GAS LLC,
by
/s/ Kathleen L. Quirk
Name: Kathleen L. Quirk
Title: Executive Vice President

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Swingline Lender and Issuing Bank,
by
/s/ Peter S. Predun
Name: Peter S. Predun
Title: Executive Director

[Signature Page to First Amendment]

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LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: Bank of America, N.A., individually and as Issuing Bank, by
/s/ James Campbell
Name: James Campbell
Title: Director

For any Lender requiring a second signature line: Name of Lender:_____________________________ individually and as Issuing Bank, by

Name:
Title:

[Signature Page to First Amendment]

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LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: BNP PARIBAS, individually and as Issuing Bank, by
/s/ Nicholas Rabier
Name: Nicholas Rabier
Title: Managing Director

Name of Lender: BNP PARIBAS, individually and as Issuing Bank, by
/s/ Nicole Mitchell
Name: Nicole Mitchell
Title: Vice President

[Signature Page to First Amendment]

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LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: THE BANK OF NOVA SCOTIA, individually and as Issuing Bank, by
/s/ Ian Stephenson
Name: Ian Stephenson
Title: Director

For any Lender requiring a second signature line: Name of Lender: THE BANK OF NOVA SCOTIA individually and as Issuing Bank, by
/s/ Stephen MacNeil
Name: Stephen MacNeil
Title: Associate

[Signature Page to First Amendment]

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LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: CITIBANK, N.A.
By
/s/ Paul Wood
Name: Paul Wood
Title: Vice President

[Signature Page to First Amendment]

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LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: HSBC Bank USA, National Association
By
/s/ Alexandra Barrows
Name: Alexandra Barrows
Title: Vice President

[Signature Page to First Amendment]

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LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: Mizuho Bank, Ltd.
By
/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Authorized Signatory

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: Sumitomo Mitsui Banking Corporation
By
/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

For Lenders requiring a second signature line: Name of Lender:_____________________________
By
Name:
Title:

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: The Bank of Tokyo-Mitsubishi UFJ, Ltd.
By
/s/ Mark Maloney
Name: Mark Maloney
Title: Authorized Signatory

For Lenders requiring a second signature line: Name of Lender:____________________________
By
Name:
Title:

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: Standard Chartered Bank
By
/s/ Steven Aloupis
Name: Steven Aloupis
Title: Managing Director
Capital Markets

By
/s/ Hsing H. Huang
Name: Hsing H. Huang
Title: Associate Director
Standard Chartered Bank NY

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: Bank of Montreal, Chicago Branch
By
/s/ Yacouba Kane
Name: Yacouba Kane
Title: Vice President

For Lenders requiring a second signature line: Name of Lender:____________________________
By
Name:
Title:

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: SANTANDER BANK, N.A.
By
/s/ William Maag
Name: William Maag
Title: Senior Vice President

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

U.S. BANK NATIONAL ASSOCIATION
By
/s/ Marty McDonald
Name: Marty McDonald
Title: AVP

For Lenders requiring a second signature line: Name of Lender:____________________________
By
Name:
Title:

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Wells Fargo Bank, N.A.
By
/s/ Adrienne Luzzi
Name: Adrienne Luzzi
Title: Vice President

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK
By
/s/ Blake Wright
Name: Blake Wright
Title: Managing Director

By
/s/ James Austin
Name: James Austin
Title: Vice President

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: Societe Generale
By
/s/ P.E. Kavanagh
Name: P.E. Kavanagh
Title: Director

For Lenders requiring a second signature line: Name of Lender:____________________________
By
Name:
Title:

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: Compass Bank
By
/s/ Michael Dixon
Name: Michael Dixon
Title: Sr. Vice President

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: DEUTSCHE BANK AG NEW YORK BRANCH
By
/s/ Ming K. Chu
Name: Ming K. Chu
Title: Vice President

For Lenders requiring a second signature line: Name of Lender:____________________________
By
/s/ John S. McGill
Name: John S. McGill
Title: Director

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: ROYAL BANK OF CANADA
By
/s/ Stam Fountoulakis
Name: Stam Fountoulakis
Title: Authorized Signatory

For Lenders requiring a second signature line: Name of Lender:____________________________
By
Name:
Title:

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: The Toronto-Dominion Bank, New York Branch
By
/s/ Robyn Zeller
Name: Robyn Zeller
Title: Vice President

For Lenders requiring a second signature line: Name of Lender:____________________________
By
Name:
Title:

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: Goldman Sachs Bank USA
By
/s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

For Lenders requiring a second signature line: Name of Lender:____________________________
By
Name:
Title:

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: Citizens Bank, N.A.
By
/s/ Peter van der Horst
Name: Peter van der Horst
Title: Senior Vice President

For Lenders requiring a second signature line: Name of Lender:____________________________
By
Name:
Title:

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: Canadian Imperial Bank of Commerce, New York Branch
By
/s/ Dominic Sorresso
Name: Dominic Sorresso
Title: Authorized Signatory

For Lenders requiring a second signature line: Name of Lender: Canadian Imperial Bank of Commerce, New York Branch
By
/s/ Andrew Campbell
Name: Andrew Campbell
Title: Authorized Signatory

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: Bank of China, New York Branch
By
/s/ Haifeng Xu
Name: Haifeng Xu
Title: Executive Vice President

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: DBS Bank Ltd., Los Angeles Agency
By
/s/ James McWalters
Name: James McWalters
Title: General Manager

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

THE NORTHERN TRUST COMPANY
By
/s/ John Lascody
Name: John Lascody
Title: Vice President

For Lenders requiring a second signature line: Name of Lender: ____________________
By
Name:
Title:

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: Intesa Sanpaolo S.p.A., New York Branch
By
/s/ Cristina Cignoli
Name: Cristina Cignoli
Title: Relationship Manager

By
/s/ Gianluca Fiore
Name: Gianluca Fiore
Title: GRM

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: Capital One, National Association
By
/s/ Kristin N. Oswald
Name: Kristin N. Oswald
Title: Vice President

For Lenders requiring a second signature line: Name of Lender: ____________________
By
Name:
Title:

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Natixis, New York Branch
By
/s/ Alisa Trani
Name: Alisa Trani
Title: Director

For Lenders requiring a second signature line:
By
/s/ Stephen A. Jendras
Name: Stephen A. Jendras
Title: Managing Director

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: UBS AG, STAMFORD BRANCH
By
/s/ Lana Gifas
Name: Lana Gifas
Title: Director

For lenders requiring a second signature line: Name of Lender: UBS AG, STAMFORD BRANCH
By
/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

National Bank of Kuwait, S.A.K., Grand Cayman Branch
By
/s/ Wendy B Wanninger
Name: Wendy B Wanninger
Title: Executive Manager

For lenders requiring a second signature line: National Bank of Kuwait, S.A.K., Grand Cayman Branch
By
/s/ Michael G. McHugh
Name: Michael G. McHugh
Title: Executive Manager

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name of Lender: UMB Bank, n.a.
By
/s/ David A. Proffitt
Name: David A. Proffitt
Title: SVP

[Signature Page to First Amendment]

[[3468335]]

LENDER SIGNATURE PAGE TO THE
FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT
OF FREEPORT-MCMORAN COPPER & GOLD INC.

Name oF Lender: PT. Bank Negara Indonesia (Persero) Tbk New York Agency
By
/s/ Jerry Phillips
Name: Jerry Phillips
Title: Relationship Manager

For lenders requiring a second signature line: PT. Bank Negara Indonesia (Persero) Tbk New York Agency
By
/s/ Mohammad Yudayat
Name: Mohammad Yudayat
Title: General Manager

[Signature Page to First Amendment]

[[3468335]]